UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2007

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2007, the Executive Personnel and Compensation Committee of the Board of Directors of SUPERVALU INC. (the “Company”) approved a grant of stock appreciation rights to Jeffrey Noddle, Chairman and Chief Executive Officer of the Company, under the SUPERVALU INC. 2007 Stock Plan (the “Plan”). The stock appreciation rights were granted as part of the annual long-term incentive compensation award to Mr. Noddle and reflect the Executive Personnel and Compensation Committee’s decision to allocate the value of a portion of Mr. Noddle’s long-term incentive compensation award, that was in prior years granted in the form of stock options, equally between stock options and cash-settled stock appreciation rights.

Consistent with the Company’s Policy Regarding Granting of Equity Compensation, the grant date of the stock appreciation rights will be the first day immediately following the date of termination of the current blackout period resulting from the quarterly release of earnings that is a business day on which the New York Stock Exchange is open for trading. The stock appreciation rights will have a value of $1,250,000 as of the grant date, will be for that number of shares of the Company’s common stock determined by the application of the Black-Scholes valuation methodology based on the fair market value (as defined in the Plan) of the Company’s common stock on the grant date, and will have a grant price per share that is equal to the fair market value (as defined in the Plan) of one share of the Company’s common stock on the grant date. The stock appreciation rights will vest 20% on the grant date and 20% on each of the first, second, third and fourth anniversaries of the grant date. Upon exercise, the per share amount payable will be the excess of the fair market value (as defined in the Plan) of one share of common stock on the date of exercise over the grant price, and will be payable only in cash and not in shares of common stock. The stock appreciation rights will have a term of seven years from the grant date, and will be subject to the terms and conditions set forth in the form of Stock Appreciation Rights Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

On July 19, 2007, the Executive Personnel and Compensation Committee also approved the forms of Stock Appreciation Rights Agreement, Stock Option Agreement and Restoration Stock Option Agreement for awards to officers of the Company under the Plan, which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the Plan is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 31, 2007.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of SUPERVALU INC. 2007 Stock Plan Stock Appreciation Rights Agreement for Officers*

10.2	Form of SUPERVALU INC. 2007 Stock Plan Stock Option Agreement and Stock Option Terms and Conditions for Officers*

10.3	Form of SUPERVALU INC. 2007 Stock Plan Restoration Stock Option Agreement and Restoration Stock Option Terms and Conditions for Officers*

*	Indicates management contract, compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.
(Registrant)

Date: July 20, 2007

	By:	/s/ Burt M. Fealing
Burt M. Fealing
Vice President,
Corporate Secretary and Chief Securities Counsel (Authorized Officer of Registrant)

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EXHIBIT INDEX

Exhibit	Description of Exhibit
10.1	Form of SUPERVALU INC. 2007 Stock Plan Stock Appreciation Rights Agreement for Officers*

10.2	Form of SUPERVALU INC. 2007 Stock Plan Stock Option Agreement and Stock Option Terms and Conditions for Officers*

10.3	Form of SUPERVALU INC. 2007 Stock Plan Restoration Stock Option Agreement and Restoration Stock Option Terms and Conditions for Officers*

*	Indicates management contract, compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K

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